7

NAME OF REGISTRANT:
Fiduciary Trust International
File No. 811-07369


EXHIBIT ITEM No. 77C: Submission of matters to a vote of security holders.


                            FTI FUNDS
                          On behalf of
                          FTI BOND FUND

            MINUTES OF SPECIAL SHAREHOLDERS' MEETING

                         March 22, 2002




The  Special Shareholders' Meeting of FTI Bond Fund was  held  on
March  22, 2002 at 11:00 a.m. at 600 Fifth Avenue, New York,  New
York 10020.

Burton J. Greenwald presided at the Meeting and acted as Secretary. Mr. Greenwald appointed Ruta M. Dragunas to serve as
Inspector of Elections.

The reading of the "Notice of Special Joint Shareholders' Meeting" dated February 25, 2002 was waived. Mr. Greenwald indicated that the Notice of the Meeting and the accompanying Joint Prospectus/Proxy Statement would be entered into the Minutes of the Meeting.

An alphabetical list of shareholders entitled to vote at the Meeting and the proxies that had been executed by the shareholders were then presented. The Inspector of Election reported that on the record date, February 15, 2002, there were 13,096,581.643 shares of FTI Bond Fund outstanding and entitled to vote at the Meeting. A majority of such shares was represented by proxy at the Meeting and there was the quorum needed to transact the business of the Meeting.

The Chairman noted that the quorum needed to transact business at the Meeting was present and instructed the Inspector of Election to file the proxies with the records of the Fund. The Chairman then called for discussion and voting on the matters set forth in the proxy statement.

Ruta M. Dragunas reported on the proposals as follows:

1. To approve or disapprove an Agreement and Plan of Reorganization between FTI Funds on behalf of FTI Bond Fund ("FTI Fund") and Franklin Investors Securities Trust on behalf of Franklin Total Return Fund ("Franklin Fund") that provides for
(i) the acquisition of substantially all of the assets of FTI Fund by Franklin Fund in exchange for shares of Franklin Fund,
(ii) the distribution of such shares to the shareholders of FTI Fund, and (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive Advisor Class shares of Franklin Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder shares in FTI Fund.


    Shares     Shares
      For      Agains
                 t
  11,836,354.  0.000
  640

2. To grant the proxyholders the authority to vote upon any other business that may legally come before the Meeting or any adjournments thereof.


    Shares     Shares
      For      Agains
                 t
  11,836,354.  0.000
  640

There being no further business to come before the Meeting,  upon
motion   duly  made,  seconded  and  carried,  the  Meeting   was
adjourned.



Dated:     March 22, 2002
Burton J. Greenwald
                                   Trustee and Chairman of the
                              Board






                            FTI FUNDS
                          On behalf of
                  FTI INTERNATIONAL EQUITY FUND

            MINUTES OF SPECIAL SHAREHOLDERS' MEETING

                         March 22, 2002

The  Special  Shareholders' Meeting of FTI  International  Equity
Fund  was  held  on  March 22, 2002 at 11:00 a.m.  at  600  Fifth
Avenue, New York, New York 10020.

Burton J. Greenwald presided at the Meeting and acted as Secretary. Mr. Greenwald appointed Ruta M. Dragunas to serve as
Inspector of Elections.

The reading of the "Notice of Special Joint Shareholders' Meeting" dated February 25, 2002 was waived. Mr. Greenwald indicated that the Notice of the Meeting and the accompanying Joint Prospectus/Proxy Statement would be entered into the Minutes of the Meeting.

An alphabetical list of shareholders entitled to vote at the Meeting and the proxies that had been executed by the shareholders were then presented. The Inspector of Election reported that on the record date, February 15, 2002, there were 4,079,331.070 shares of FTI International Equity Fund outstanding and entitled to vote at the Meeting. A majority of such shares was represented by proxy at the Meeting and there was the quorum needed to transact the business of the Meeting.

The Chairman noted that the quorum needed to transact business at the Meeting was present and instructed the Inspector of Election to file the proxies with the records of the Fund. The Chairman then called for discussion and voting on the matters set forth in the proxy statement.

Ruta M. Dragunas reported on the proposals as follows:

1. To approve or disapprove an Agreement and Plan of Reorganization ("Plan") between FTI Funds on behalf of FTI International Equity Fund ("FTI Fund") and Templeton Funds, Inc. ("Templeton Company") on behalf of Templeton Foreign Fund
("Templeton Fund") that provides for (i) the acquisition of substantially all of the assets of FTI Fund by Templeton Fund in exchange for shares of Templeton Fund, (ii) the distribution of such shares to the shareholders of FTI Fund, and (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive Advisor Class shares of Templeton Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder shares in FTI Fund.


    Shares     Shares
      For      Agains
                 t
  2,489,824.2  576.00
      90         0

2. To grant the proxyholders the authority to vote upon any other business that may legally come before the Meeting or any adjournments thereof.


    Shares     Shares
      For      Agains
                 t
  2,489,824.2  576.00
      90         0

There being no further business to come before the Meeting,  upon
motion   duly  made,  seconded  and  carried,  the  Meeting   was
adjourned.



Dated:     March 22, 2002
Burton J. Greenwald
                                   Trustee and Chairman of the
                              Board





                            FTI FUNDS
                          On behalf of
              FTI LARGE CAPITALIZATION GROWTH FUND

            MINUTES OF SPECIAL SHAREHOLDERS' MEETING

                         March 22, 2002




The  Special  Shareholders' Meeting of FTI  Large  Capitalization
Growth Fund was held on March 22, 2002 at 11:00 a.m. at 600 Fifth
Avenue, New York, New York 10020.

Burton J. Greenwald presided at the Meeting and acted as Secretary. Mr. Greenwald appointed Ruta M. Dragunas to serve as
Inspector of Elections.

The reading of the "Notice of Special Joint Shareholders' Meeting" dated February 25, 2002 was waived. Mr. Greenwald indicated that the Notice of the Meeting and the accompanying Joint Prospectus/Proxy Statement would be entered into the Minutes of the Meeting.

An alphabetical list of shareholders entitled to vote at the Meeting and the proxies that had been executed by the shareholders were then presented. The Inspector of Election reported that on the record date, February 15, 2002, there were 2,544,164.692 shares of FTI Large Capitalization Growth Fund outstanding and entitled to vote at the Meeting. A majority of such shares was represented by proxy at the Meeting and there was the quorum needed to transact the business of the Meeting.

The Chairman noted that the quorum needed to transact business at the Meeting was present and instructed the Inspector of Election to file the proxies with the records of the Fund. The Chairman then called for discussion and voting on the matters set forth in the proxy statement.

Ruta M. Dragunas reported on the proposals as follows:

1. To approve or disapprove an Agreement and Plan of Reorganization ("Plan") between FTI Funds on behalf of FTI Large Capitalization Growth Fund ("FTI Fund") and Franklin Strategic Series ("Franklin Trust") on behalf of Franklin Large Cap Growth Fund ("Franklin Fund") that provides for (i) the acquisition of substantially all of the assets of FTI Fund by Franklin Fund in exchange for shares of Franklin Fund, (ii) the distribution of such shares to the shareholders of FTI Fund, and (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive Advisor Class shares of Franklin Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder shares in FTI Fund.


    Shares     Shares
      For      Agains
                 t
  2,472,767.7  0.000
  00

2. To grant the proxyholders the authority to vote upon any other business that may legally come before the Meeting or any adjournments thereof.


    Shares     Shares
      For      Agains
                 t
  2,472,767.7  0.000
  00

There being no further business to come before the Meeting,  upon
motion   duly  made,  seconded  and  carried,  the  Meeting   was
adjourned.



Dated:     March 22, 2002
Burton J. Greenwald
                                   Trustee and Chairman of the
                              Board




                            FTI FUNDS
                          On behalf of
                     FTI MUNICIPAL BOND FUND

            MINUTES OF SPECIAL SHAREHOLDERS' MEETING

                         March 22, 2002

The Special Shareholders' Meeting of FTI Municipal Bond Fund was held on March 22, 2002 at 11:00 a.m. at 600 Fifth Avenue, New
York, New York 10020.

Burton J. Greenwald presided at the Meeting and acted as Secretary. Mr. Greenwald appointed Ruta M. Dragunas to serve as
Inspector of Elections.

The reading of the "Notice of Special Joint Shareholders' Meeting" dated February 25, 2002 was waived. Mr. Greenwald indicated that the Notice of the Meeting and the accompanying Joint Prospectus/Proxy Statement would be entered into the Minutes of the Meeting.

An alphabetical list of shareholders entitled to vote at the Meeting and the proxies that had been executed by the shareholders were then presented. The Inspector of Election reported that on the record date, February 15, 2002, there were 9,253,794.228 shares of FTI Municipal Bond Fund outstanding and entitled to vote at the Meeting. A majority of such shares was represented by proxy at the Meeting and there was the quorum needed to transact the business of the Meeting.

The Chairman noted that the quorum needed to transact business at the Meeting was present and instructed the Inspector of Election to file the proxies with the records of the Fund. The Chairman then called for discussion and voting on the matters set forth in the proxy statement.

Ruta M. Dragunas reported on the proposals as follows:


1. To approve or disapprove an Agreement and Plan of Reorganization between FTI Funds on behalf of FTI Municipal Bond Fund ("FTI Fund") and Franklin Federal Tax-Free Income Fund ("Franklin Fund") that provides for (i) the acquisition of substantially all of the assets of FTI Fund by Franklin Fund in exchange for shares of Franklin Fund, (ii) the distribution of such shares to the shareholders of FTI Fund, and (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive Advisor Class shares of Franklin Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder shares in FTI Fund.


    Shares     Shares
      For      Agains
                 t
  9,209,144.1  0.000
  50

2. To grant the proxyholders the authority to vote upon any other business that may legally come before the Meeting or any adjournments thereof.


    Shares     Shares
      For      Agains
                 t
  9,209,144.1  0.000
  50

There being no further business to come before the Meeting,  upon
motion   duly  made,  seconded  and  carried,  the  Meeting   was
adjourned.



Dated:     March 22, 2002
Burton J. Greenwald
                                   Trustee and Chairman of the
                              Board